[Logo]  MFS(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

[graphic omitted]

               MFS(R) MID CAP GROWTH
               FUND
               ANNUAL REPORT o AUGUST 31, 1998

--------------------------------------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 30)
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 28
Trustees and Officers ..................................................... 33

--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------

   o FOR THE 12 MONTHS ENDED AUGUST 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN OF -15.44%, CLASS B SHARES -16.05%, CLASS C SHARES -16.00%, AND CLASS I SHARES -15.23%. (PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE BROADER STOCK MARKET HAS FAVORED THE LARGEST-CAPITALIZATION, MULTINATIONAL STOCKS AT THE EXPENSE OF SMALL- AND MID-CAP OFFERINGS. WHILE THIS HAS IMPACTED FUND PERFORMANCE, THE MANAGER IS NOW SEEING A NUMBER OF COMPELLING VALUES IN THE MARKET.

   o THE FUND HAS BENEFITED FROM A NUMBER OF ACQUISITIONS OF PORTFOLIO COMPANIES AND FROM STRONG PERFORMANCE FROM ITS TOP TWO HOLDINGS.

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this summer's volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that this market correction is overdue and could continue for several months. However, in our view, this is a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. This retreat has helped correct some -- but not all -- of the overvaluations that have been building in the markets for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, it was at about 28, and it declined to approximately 25 by early September. If this summer's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political gridlock and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, most of these economies are still very weak and the situation could turn worse before getting better. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Mark Regan]
     Mark Regan

For the 12 months ended August 31, 1998, Class A shares of the Fund provided a total return of -15.44%, Class B shares -16.05%, Class C shares -16.00%, and Class I shares -15.23%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a -19.31% return for the Russell 2000 Total Return Index (the Russell 2000) for the same period. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

Q. WHAT IS YOUR CORE INVESTMENT PHILOSOPHY FOR THE FUND?

A. The Fund seeks capital appreciation by investing in stocks in the mid-capitalization range. We look for companies that are at a point in their corporate life spans at which they may be facing less competition thanks to the greater success of their products and services relative to their competitors. These companies also should show improved margins, marketing synergies, and growth rates.

Q. IT WAS A TOUGH YEAR FOR SMALL- AND MID-CAP STOCKS, AND ALTHOUGH THE FUND BEAT THE RUSSELL 2000, ITS PERFORMANCE REFLECTS SOME OF THAT TURMOIL. WHAT WERE SOME OF THE SPECIFIC FACTORS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The market continued to favor by a wide margin stocks in the larger-capitalization range to the detriment of smaller, faster-growing companies. We think much of this may be due to overall investor nervousness about the long-term viability of the U.S. equity market's growth, which has been driven by strong performances from a narrow range of the largest multinational companies. Of course, those stocks are the most liquid available, and in times of uncertain market conditions investors will seek out liquidity. Sometimes investors will pay for that liquidity with valuations that are not necessarily supported by a stock's underlying fundamentals. This phenomenon has created some very compelling values in the mid-cap portion of the stock spectrum, in which companies growing faster than those that comprise the Standard & Poor's 500 Composite Index are trading at low valuations.

Q. CAN YOU DISCUSS THE PERFORMANCE HIGHLIGHTS DURING THE PAST 12 MONTHS FOR A FEW OF YOUR TOP HOLDINGS?

A. Gemstar International and Ascend Communications, our top two holdings, performed very well this year and, in fact, are up about 100% since the beginning of 1998. Ascend plays a key role in helping to build the infrastructure that underpins the Internet and has benefited from the growth surge there. Gemstar is also a beneficiary of the Internet boom, but in a different way. The company manufactures software that, when coupled with the right consumer electronics devices, allows consumers to interact with all types of TV broadcast to access program games and other types of information. It has established business relationships with many of the big players in the TV and personal computer markets, and we feel that its growth prospects are good. The Fund's performance also was helped by key acquisitions of some portfolio companies, including Viking Office Products, which was acquired by Office Depot, and Giant Foods, which was bought by Ahold, a large French food distribution company. We liquidated our holdings in each of these to realize a profit from their acquisitions, rather than transfer our shares into the new companies. We also saw good performance from Computer Science Associates (CSC), which did well both before and after a failed acquisition attempt by Computer Associates.

Q. WHAT STOCKS HAVEN'T PERFORMED IN LINE WITH YOUR EXPECTATIONS SO FAR?

A. The Fund was hurt by poor performance by a few specific holdings, including Uromed and Microprose (formerly Spectrum Holobyte), as well as by many of our oil services stocks. Uromed, a maker of women's health products, had the makings of a successful company: good products that were welcomed by medical specialists, fast FDA approvals, and an established sales team. These products, however, demanded a fair amount of education before demand could be generated from patients and primary care practitioners, and the company was unable to devote resources to that effort. Sales stalled, and the stock has performed poorly as a result. Microprose is a small entertainment software company that showed promise but could never achieve the scale necessary to attract developer talent and to establish marketing momentum. The company recently sold out to Hasbro, a large traditional and interactive toy manufacturer that can provide that scale.

   In oil services, we have done an extensive amount of research and have invested in a number of good companies. In the short term, however, they have been hurt by the steep decline in oil prices spurred by weak Asian demand and an abnormally warm winter in the United States. We believe that oil prices will rebound and that these companies will show improved performance in the future.

Q. WHAT HAS BEEN THE IMPACT OF THE ASIAN AND RUSSIAN ECONOMIC CRISES ON THE PORTFOLIO?

A. The Fund has never had any exposure to Russia, so there's been no impact there. We've seen ripples from the Asian crisis in the stocks of companies that sell to Asian markets, specifically technology commodity providers such as semiconductor manufacturers, semiconductor equipment manufacturers, computer component suppliers, and peripheral device companies. Historically, the Fund has had very little exposure to these stocks. We sold off whatever holdings we did have early this year in anticipation of a correction in the industry. Since we sold the stocks, the technology commodity sector has taken a harsh beating with most stocks' values cut at least in half.

Q. WHAT WERE SOME OF THE OTHER MAJOR CHANGES IN INDIVIDUAL STOCK HOLDINGS OVER THE PERIOD?

A. We sold out of our position in Gymboree because the company has had difficulty positioning itself to serve a wider age and gender range of consumers and in attracting more buyers of boy's clothing. We've added BJ's Wholesale Club, which boasts a very attractive growth rate of about 18% per year but is trading at a valuation close to 15 times its projected earnings. Synopsys was once a very big holding for the Fund that grew very expensive, so we sold it. It has recently shown weakness in its share price but is fundamentally strong, so we are buying back into it again. Heftel Broadcasting, a fast-growing Spanish language radio broadcaster that is dominating a growing market niche, is a new holding for us.

Q. WILL A PERIOD OF SLOWING EARNINGS GROWTH AND A MARKET DOWNTURN CHANGE THE WAY YOU MANAGE THE FUND, OR CHANGE THE TYPES OF STOCKS IN WHICH YOU INVEST?

A. No, although we constantly examine our portfolio based on new data and our extensive research process at MFS. We view the current market as already having incorporated a downturn into the prices of small- and mid-cap companies, sometimes to extreme levels. In a market in which there is low inflation, low interest rates, and low earnings growth coupled with depressed commodity prices, companies that can provide growth should trade at premium valuations. We feel that many of the stocks in this portfolio represent good growth stories, and we're happy to invest in them in preparation for the day when the market returns them to favor.

Q. WHAT'S YOUR INVESTMENT OUTLOOK FOR THE MID-CAP GROWTH MARKET FOR THE BALANCE OF 1998 AND EARLY 1999?

A. The market may continue to show volatility in the future before share prices stabilize. Therefore, we'll continue to focus on each company's growth rate and its share price multiple, which will tell us how much, or how little, we'll have to pay to invest in the growth prospects of these stocks. And, as always, our research should help us find good companies that are poised for growth in the mid-stages of their corporate life cycles.

 /s/ Mark Regan
     Mark Regan
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   MARK REGAN IS A VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MID CAP GROWTH FUND AND MFS(R) INSTITUTIONAL MID CAP GROWTH FUND.

   HE JOINED MFS IN 1989 AS A RESEARCH ANALYST. HE WAS NAMED AN INVESTMENT OFFICER IN 1990; AN ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1991; A VICE PRESIDENT -- INVESTMENTS IN 1992 AND A PORTFOLIO MANAGER IN 1993. MR. REGAN IS A GRADUATE OF CORNELL UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT AT THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                    SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        DECEMBER 1, 1993

  CLASS INCEPTION:              CLASS A  DECEMBER 1, 1993
                                CLASS B  DECEMBER 1, 1993
                                CLASS C  AUGUST 1, 1994
                                CLASS I   JANUARY 2, 1997

  SIZE:                         $99.0 MILLION NET ASSETS AS OF AUGUST 31, 1998

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from December 1, 1993, through August 31, 1998)

                  MFS Mid Cap        Russell 200      Consumer Price
                  Growth Fund        Total Return          Index
                  -- Class A             Index            -- U.S.
        ------------------------------------------------------------
        12/93      $ 9,420             $10,000           $10,000
        8/94        10,450              10,380            10,220
        8/95        12,510              12,540            10,490
        8/96        13,830              13,900            10,790
        8/97        16,630              17,920            11,030
        8/98        14,063              14,444            11,207

AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

CLASS A

                                          1 Year      3 Years    10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return              -15.44%      + 3.98%           + 8.80%
-------------------------------------------------------------------------------
SEC Results                              -20.30%      + 1.95%           + 7.45%
-------------------------------------------------------------------------------

CLASS B
                                          1 Year      3 Years    10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return              -16.05%      + 3.20%           + 7.85%
-------------------------------------------------------------------------------
SEC Results                              -19.33%      + 2.47%           + 7.54%
-------------------------------------------------------------------------------

CLASS C
                                          1 Year      3 Years    10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return              -16.00%      + 3.21%           + 7.75%
-------------------------------------------------------------------------------
SEC Results                              -16.82%      + 3.21%           + 7.75%
-------------------------------------------------------------------------------

CLASS I
                                          1 Year      3 Years    10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return              -15.23%      + 4.14%           + 8.56%
-------------------------------------------------------------------------------

COMPARATIVE INDICES
                                          1 Year      3 Years    10 Years/Life*
-------------------------------------------------------------------------------
Average mid-cap index**                  -12.92%      + 7.27%           + 9.69%
-------------------------------------------------------------------------------
Russell 2000 Total Return Index+         -19.31%      + 4.83%           + 8.05%
-------------------------------------------------------------------------------
Consumer Price Index+#                   + 1.61%      + 2.24%           + 2.43%
-------------------------------------------------------------------------------

 * For the period from the commencement of the Fund's investment operations, December 1, 1993, through August 31, 1998.
 + Source: CDA/Wiesenberger.
** Source: Lipper Analytical Services, Inc.
 # The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of C. Operating expenses of C are not significantly different than those of B. The B performance included in the C SEC performance has been adjusted to reflect the CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1998

FIVE LARGEST STOCK SECTORS

          Technology                                    24.8%
          Leisure                                       18.7%
          Conglomerates/Special Products & Services     10.3%
          Health Care                                    8.7%
          Retailing                                      8.5%

TOP 10 STOCK HOLDINGS

GEMSTAR INTERNATIONAL GROUP  9.5%                  CONCENTRA MANAGED CARE  2.9%
Audio/video products company                       Managed health care provider

ASCEND COMMUNICATIONS  6.4%                        SYNOPSYS, INC.  2.4%
Telecommunications systems and products company    Computer software and systems company

SIPEX CORP.  3.4%                                  FRED MEYER, INC.  2.3%
High-performance analog integrated circuit         Northwestern U.S. supermarket chain
manufacturer
                                                   CYTYC CORP.  2.2%
CABLE DESIGN TECHNOLOGY  3.3%                      Medical diagnostic products developer
Electronic data transmission cable manufacturer
                                                   COOPER CAMERON  2.2%
BJ'S WHOLESALE CLUB  3.1%                          Oil and gas production equipment manufacturer
Discount retail chain

Portfolio information is as of August 31, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1998

Stocks - 98.7%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 94.1%
 Banks and Credit Companies - 2.6%
   Compass Bancshares, Inc.                                              28,800             $    950,400
   First Security Corp.                                                  34,900                  540,950
   Regions Financial Corp.                                                9,800                  339,325
   Washington Mutual, Inc.                                               22,500                  720,000
                                                                                            ------------
                                                                                            $  2,550,675
--------------------------------------------------------------------------------------------------------
 Biotechnology - 0.9%
   IDEXX Laboratories, Inc.*                                             49,800             $    871,500
--------------------------------------------------------------------------------------------------------
 Business Machines - 1.4%
   Affiliated Computer Services, Inc., "A"*                              41,700             $  1,363,069
--------------------------------------------------------------------------------------------------------
 Business Services - 9.1%
   BISYS Group, Inc.*                                                    15,000             $    555,000
   Computer Learning Centers, Inc.*                                     109,200                  518,700
   Computer Sciences Corp.                                               10,700                  605,219
   DST Systems, Inc.*                                                    10,200                  576,300
   Fiserv, Inc.*                                                         48,900                1,907,100
   Learning Tree International, Inc.*                                    96,500                1,037,375
   Lycos, Inc.                                                            5,000                  108,438
   Paymentech, Inc.*                                                     64,700                  740,006
   Policy Management Systems Corp.*                                      38,000                1,586,500
   SPS Transaction Services, Inc.*                                       16,200                  505,237
   Technology Solutions Co.*                                             81,225                  929,011
                                                                                            ------------
                                                                                            $  9,068,886
--------------------------------------------------------------------------------------------------------
 Chemicals - 1.0%
   Cambrex Corp.                                                         42,200             $    965,325
--------------------------------------------------------------------------------------------------------
 Computer Software - Personal Computers - 1.2%
   Autodesk, Inc.                                                        31,000             $    724,625
   Intuit, Inc.*                                                         12,800                  437,600
                                                                                            ------------
                                                                                            $  1,162,225
--------------------------------------------------------------------------------------------------------
 Computer Software - Systems - 11 8%
   Aspen Technology, Inc.*                                               22,700             $    537,706
   BMC Software, Inc.*                                                   32,800                1,387,850
   Cadence Design Systems, Inc.*                                         52,540                1,109,907
   Cambridge Technology Partners, Inc.*                                  21,600                  702,000
   Compuware Corp.*                                                      11,200                  508,900
   Discreet Logic, Inc.*                                                110,000                1,223,750
   Edify Corp.*                                                         360,200                1,936,075
   Oracle Corp.*                                                         51,350                1,023,791
   Rational Software Corp.*                                              38,700                  430,538
   Synopsys, Inc.*                                                       89,759                2,344,954
   Vantive Corp.*                                                        56,400                  458,250
                                                                                            ------------
                                                                                            $ 11,663,721
--------------------------------------------------------------------------------------------------------
 Consumer Goods and Services - 1.7%
   LoJack Corp.*                                                        100,000             $  1,137,500
   Sportsline USA, Inc.*                                                 28,280                  562,065
                                                                                            ------------
                                                                                            $  1,699,565
--------------------------------------------------------------------------------------------------------
 Containers - 1.5%
   Sealed Air Corp.*                                                     25,600             $    921,600
   Stone Container Corp.*                                                53,100                  554,231
                                                                                            ------------
                                                                                            $  1,475,831
--------------------------------------------------------------------------------------------------------
 Electronics - 6.6%
   Cable Design Technologies Corp.*                                     229,000             $  3,220,312
   SIPEX Corp.*                                                         184,500                3,309,469
                                                                                            ------------
                                                                                            $  6,529,781
--------------------------------------------------------------------------------------------------------
 Energy - 1.0%
   BJ Services Co.*                                                      77,700             $    980,963
--------------------------------------------------------------------------------------------------------
 Entertainment - 13.5%
   Cox Radio, Inc., "A"*                                                  2,500             $    106,719
   Gemstar International Group Ltd.*                                    268,700                9,320,531
   Heftel Broadcasting Corp., "A"*                                       52,900                1,600,225
   Jacor Communications, Inc.*                                           13,100                  772,900
   MediaOne Group, Inc.*                                                 38,500                1,578,500
                                                                                            ------------
                                                                                            $ 13,378,875
--------------------------------------------------------------------------------------------------------
 Financial Institutions - 1.4%
   ARM Financial Group, Inc., "A"                                         4,500             $     65,250
   Finova Group, Inc.                                                    10,400                  464,100
   Union Planters Corp.                                                  21,600                  869,400
                                                                                            ------------
                                                                                            $  1,398,750
--------------------------------------------------------------------------------------------------------
 Financial Services - 0.5%
   Enhance Financial Services Group, Inc.                                19,200             $    482,400
--------------------------------------------------------------------------------------------------------
 Food and Beverage Products - 1.2%
   McCormick & Co., Inc.                                                 30,000             $    871,875
   Tootsie Roll Industries, Inc.                                         10,510                  354,713
                                                                                            ------------
                                                                                            $  1,226,588
--------------------------------------------------------------------------------------------------------
 Insurance - 0.4%
   Life Re Corp.                                                          4,000             $    359,000
--------------------------------------------------------------------------------------------------------
 Medical and Health Products - 1.1%
   PSS World Medical, Inc.*                                              74,400             $  1,143,900
--------------------------------------------------------------------------------------------------------
 Medical and Health Technology and Services - 6.9%
   Concentra Managed Care, Inc.*                                        222,655             $  2,852,767
   Cytyc Corp.*                                                         272,700                2,181,600
   HBO & Co.                                                             22,900                  486,625
   HCIA, Inc.*                                                           57,700                  389,475
   Total Renal Care Holdings, Inc.*                                      49,543                  941,317
                                                                                            ------------
                                                                                            $  6,851,784
--------------------------------------------------------------------------------------------------------
 Oil Services - 6.3%
   Cooper Cameron Corp.*                                                100,200             $  2,129,250
   Diamond Offshore Drilling, Inc.                                       34,300                  716,012
   Global Industries, Inc.*                                             137,200                1,286,250
   National Oilwell, Inc.*                                               10,000                   77,500
   Noble Drilling Corp.*                                                148,400                1,632,400
   Transocean Offshore, Inc.                                             18,400                  451,950
                                                                                            ------------
                                                                                            $  6,293,362
--------------------------------------------------------------------------------------------------------
 Pharmaceuticals - 0.1%
   Cytoclonal Pharmaceutics, Inc.*                                       19,500             $     78,000
--------------------------------------------------------------------------------------------------------
 Pollution Control - 0.5%
   Allied Waste Industries, Inc.*                                        28,900             $    549,100
--------------------------------------------------------------------------------------------------------
 Printing and Publishing - 2.4%
   Scholastic Corp.*                                                     44,700             $  1,732,125
   Scripps (E.W.) Howard, Inc.                                           13,500                  637,031
                                                                                            ------------
                                                                                            $  2,369,156
--------------------------------------------------------------------------------------------------------
 Restaurants and Lodging - 0.8%
   Promus Hotel Corp.*                                                   25,800             $    793,350
--------------------------------------------------------------------------------------------------------
 Stores - 6.1%
   BJ's Wholesale Club, Inc.*                                            89,800             $  3,030,750
   CompUSA, Inc.*                                                        80,700                  958,312
   Petco Animal Supplies, Inc.*                                          49,200                  347,475
   Rite Aid Corp.                                                        44,400                1,606,725
   The Elder-Beerman Stores Corp.*                                        8,900                  139,063
                                                                                            ------------
                                                                                            $  6,082,325
--------------------------------------------------------------------------------------------------------
 Supermarkets - 2.3%
   Meyer (Fred), Inc.*                                                   57,090             $  2,244,351
--------------------------------------------------------------------------------------------------------
 Telecommunications - 11.8%
   Aerial Communications, Inc.*                                         177,100             $    608,781
   Ascend Communications, Inc.*                                         177,700                6,252,819
   Aspect Telecommunications Corp.*                                      69,600                1,657,350
   Cellular Communications International*                                 7,050                  373,650
   Crown Castle International Corp.*                                     23,900                  194,187
   Intermedia Communications, Inc.*                                      28,800                  716,400
   Lightbridge, Inc.*                                                    91,300                  456,500
   Qwest Communications International, Inc.*                             56,443                1,411,075
                                                                                            ------------
                                                                                            $ 11,670,762
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $ 93,253,244
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 4.6%
 Bermuda - 2.6%
   Ace Ltd. (Insurance)                                                  39,200             $  1,136,800
   ESG Re Ltd. (Insurance)                                               34,100                  592,487
   EXEL Ltd. (Insurance)                                                  5,543                  370,342
   Global Crossing Ltd. (Telecommunications)*                             1,200                   21,300
   Mutual Risk Management Ltd. (Insurance)                               16,300                  489,000
                                                                                            ------------
                                                                                            $  2,609,929
--------------------------------------------------------------------------------------------------------
 Canada - 0.5%
   Southern Africa Minerals Corp. (Diversified Minerals)                794,600             $    466,041
--------------------------------------------------------------------------------------------------------
 Netherlands - 1.4%
   Elsag Bailey Process Automation N.V. (Machinery)*                     66,300             $  1,413,019
--------------------------------------------------------------------------------------------------------
 United Kingdom - 0.1%
   Taylor Nelson Sofres PLC (Market Research)                            22,400             $     42,042
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $  4,531,031
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $121,902,627)                                                $ 97,784,275
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 1.5%
--------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp., due 9/01/98                        $ 1,490             $  1,490,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $123,392,627)                                           $ 99,274,275
Other Assets, Less Liabilities - (0.2)%                                                         (231,032)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $ 99,043,243
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
AUGUST 31, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $123,392,627)          $  99,274,275
  Cash                                                                  12,011
  Receivable for Fund shares sold                                      343,359
  Receivable for investments sold                                    2,583,847
  Dividends receivable                                                  14,691
  Other assets                                                           1,781
                                                                 -------------
      Total assets                                               $ 102,229,964
                                                                 -------------
Liabilities:
  Payable for Fund shares reacquired                             $   1,051,230
  Payable for investments purchased                                  1,957,954
  Payable to affiliates -
    Management fee                                                       6,819
    Shareholder servicing agent fee                                      1,014
    Distribution and service fee                                        70,842
    Administrative fee                                                     135
  Accrued expenses and other liabilities                                98,727
                                                                 -------------
      Total liabilities                                          $   3,186,721
                                                                 -------------
Net assets                                                       $  99,043,243
                                                                 =============
Net assets consist of:
  Paid-in capital                                                $ 110,042,073
  Unrealized depreciation on investments                           (24,118,352)
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   13,134,433
  Accumulated net investment loss                                      (14,911)
                                                                 -------------
      Total                                                      $  99,043,243
                                                                 =============
Shares of beneficial interest outstanding                         12,965,098
                                                                  ==========
Class A shares:
  Net asset value per share
    (net assets of $36,413,042 / 4,721,661 shares of
     beneficial interest outstanding)                                $7.71
                                                                     =====
  Offering price per share (100 / 94.25)                             $8.18
                                                                     =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $56,097,875 / 7,379,075 shares of
     beneficial interest outstanding)                                $7.60
                                                                     =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $5,607,014 / 744,654 shares of
     beneficial interest outstanding)                                $7.53
                                                                     =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $925,312 / 119,708 shares of beneficial
     interest outstanding)                                           $7.73
                                                                     =====

On sales of $50,000 or more, the offering price of Class A shares is reduced.

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1998
------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                    $     272,188
    Interest                                                           188,054
    Foreign taxes withheld                                                 (63)
                                                                 -------------
      Total investment income                                    $     460,179
                                                                 -------------
  Expenses -
    Management fee                                               $     972,215
    Trustees' compensation                                              22,748
    Shareholder servicing agent fee                                    152,959
    Distribution and service fee (Class A)                             115,711
    Distribution and service fee (Class B)                             760,129
    Distribution and service fee (Class C)                              64,890
    Administrative fee                                                  18,411
    Custodian fee                                                       37,754
    Interest expense                                                     2,101
    Printing                                                            46,724
    Postage                                                             33,054
    Auditing fees                                                       29,245
    Legal fees                                                           3,582
    Miscellaneous                                                      213,455
                                                                 -------------
      Total expenses                                             $   2,472,978
    Fees paid indirectly                                               (12,574)
                                                                 -------------
      Net expenses                                               $   2,460,404
                                                                 -------------
        Net investment loss                                      $  (2,000,225)
                                                                 -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $  18,745,624
    Foreign currency transactions                                          (48)
                                                                 -------------
        Net realized gain on investment and foreign currency
          transactions                                           $  18,745,576
                                                                 -------------
          Change in unrealized depreciation on investments -     $ (35,717,948)
                                                                 -------------
        Net realized and unrealized loss on investments
          and foreign currency                                   $ (16,972,372)
                                                                 -------------
          Decrease in net assets from operations                 $ (18,972,597)
                                                                 =============
See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                     1998                      1997
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $  (2,000,225)           $   (1,839,697)
  Net realized gain on investment and foreign currency
    transactions                                                    18,745,576                 2,976,813
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           (35,717,948)               19,823,645
                                                                 -------------            --------------
    Increase (decrease) in net assets from operations            $ (18,972,597)           $   20,960,761
                                                                 -------------            --------------
Distributions declared to shareholders -
  From net realized gain on investment and foreign currency
    transactions (Class A)                                       $  (1,274,408)           $   (5,360,182)
  From net realized gain on investment and foreign currency
    transactions (Class B)                                          (1,589,641)               (9,603,644)
  From net realized gain on investment and foreign currency
    transactions (Class C)                                            (131,365)                 (727,466)
  From net realized gain on investment and foreign currency
    transactions (Class I)                                             (38,088)                --
                                                                 -------------            --------------
    Total distributions declared to shareholders                 $  (3,033,502)           $  (15,691,292)
                                                                 -------------            --------------
Net increase (decrease) in net assets from Fund share
  transactions                                                   $  (1,808,418)           $    8,587,016
                                                                 -------------            --------------
      Total increase (decrease) in net assets                    $ (23,814,517)           $   13,856,485
Net assets:
  At beginning of period                                           122,857,760               109,001,275
                                                                 -------------            --------------

At end of period (including accumulated net investment loss
  of $14,911 and $9,435, respectively)                           $  99,043,243            $  122,857,760
                                                                 =============            ==============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,                           PERIOD ENDED
                                              ------------------------------------------------------------         AUGUST 31,
                                                    1998              1997            1996            1995              1994*
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 9.42            $ 9.06          $10.08          $ 8.68             $ 7.83
                                                  ------            ------          ------          ------             ------
Income from investment operations# -
  Net investment loss(S)                          $(0.11)           $(0.09)         $(0.10)         $(0.03)            $(0.05)
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   (1.31)             1.77            0.96            1.69               0.90
                                                  ------            ------          ------          ------             ------
      Total from investment operations            $(1.42)           $ 1.68          $ 0.86          $ 1.66             $ 0.85
                                                  ------            ------          ------          ------             ------
Less distributions declared to shareholders
  from net realized gain on investment and
  foreign currency transactions                   $(0.29)           $(1.32)         $(1.88)         $(0.26)            $  --
                                                  ------            ------          ------          ------             ------
Net asset value - end of period                   $ 7.71            $ 9.42          $ 9.06          $10.08             $ 8.68
                                                  ======            ======          ======          ======             ======
Total return(+)                                 (15.44)%            20.26%          10.55%          19.77%             10.86%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       1.43%             1.41%           1.28%           1.29%              1.50%+
  Net investment loss                            (1.07)%           (1.09)%         (1.08)%         (0.40)%            (0.87)%+
Portfolio turnover                                  168%              170%            157%            218%                82%
Net assets at end of period (000 omitted)        $36,413           $41,737         $35,098         $30,194            $17,776

  * For the period from the commencement of the Fund's investment operations, December 1, 1993, through August 31, 1994.
  + Annualized.
 ++ Not annualized.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser did not impose a portion of its management fee for the period indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:

     Net investment loss                          $  --             $  --           $  --           $  --              $(0.08)
     Ratios (to average net assets):
        Expenses                                     --                --              --              --               2.03%+
        Net investment loss                          --                --              --              --             (1.40)%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,                           PERIOD ENDED
                                              ------------------------------------------------------------         AUGUST 31,
                                                    1998              1997            1996            1995              1994*
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 9.27            $ 8.93          $ 9.94          $ 8.59             $ 7.83
                                                  ------            ------          ------          ------             ------
Income from investment operations# -
  Net investment loss(S)                          $(0.18)           $(0.16)         $(0.17)         $(0.13)            $(0.12)
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   (1.28)             1.75            0.95            1.69               0.88
                                                  ------            ------          ------          ------             ------
      Total from investment operations            $(1.46)           $ 1.59          $ 0.78          $ 1.56             $ 0.76
                                                  ------            ------          ------          ------             ------
Less distributions declared to shareholders
  from net realized gain on investment and
  foreign currency transactions                   $(0.21)           $(1.25)         $(1.79)         $(0.21)            $  --
                                                  ------            ------          ------          ------             ------
Net asset value - end of period                   $ 7.60            $ 9.27          $ 8.93          $ 9.94             $ 8.59
                                                  ======            ======          ======          ======             ======
Total return                                    (16.05)%            19.36%           9.67%          18.75%              9.71%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       2.18%             2.20%           2.13%           2.29%              2.57%+
  Net investment loss                            (1.82)%           (1.87)%         (1.81)%         (1.44)%            (2.02)%+
Portfolio turnover                                  168%              170%            157%            218%                82%
Net assets at end of period (000 omitted)        $56,098           $73,940         $67,043         $61,742            $36,849

  * For the period from the commencement of the Fund's investment operations, December 1, 1993, through August 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser did not impose a portion of its management fee for the period indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:

  Net investment loss                             $  --             $  --           $  --           $  --              $(0.15)
  Ratios (to average net assets):
    Expenses                                         --                --              --              --               3.10%+
    Net investment loss                              --                --              --              --             (2.56)%+

See notes to financial statements


Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,                           PERIOD ENDED
                                                 ---------------------------------------------------------         AUGUST 31,
                                                    1998              1997            1996            1995              1994*
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 9.19            $ 8.85          $ 9.91          $ 8.61             $ 7.80
                                                  ------            ------          ------          ------             ------
Income from investment operations# -
  Net investment loss(S)                          $(0.18)           $(0.16)         $(0.17)         $(0.14)            $(0.04)
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   (1.26)             1.74            0.94            1.69               0.85
                                                  ------            ------          ------          ------             ------
      Total from investment operations            $(1.44)           $ 1.58          $ 0.77          $ 1.55             $ 0.81
                                                  ------            ------          ------          ------             ------
Less distributions declared to shareholders
  from net realized gain on investment and
  foreign currency transactions
                                                  $(0.22)           $(1.24)         $(1.83)         $(0.25)            $ --
                                                  ------            ------          ------          ------             ------
Net asset value - end of period                   $ 7.53            $ 9.19          $ 8.85          $ 9.91             $ 8.61
                                                  ======            ======          ======          ======             ======
Total return                                    (16.00)%            19.44%           9.60%          18.63%             10.38%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       2.18%             2.16%           2.17%           2.30%              2.50%+
  Net investment loss                            (1.82)%           (1.79)%         (1.90)%         (1.55)%            (2.22)%+
Portfolio turnover                                  168%              170%            157%            218%                82%
Net assets at end of period (000 omitted)         $5,607            $5,796          $6,860          $3,209                $87

  * For the period from the inception of Class C, August 1, 1994, through August 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

(S) The investment adviser did not impose a portion of its management fee for the period indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:

  Net investment loss                             $  --             $  --           $  --           $  --              $(0.05)
  Ratios (to average net assets):
    Expenses                                         --                --              --              --               3.03%+
    Net investment loss                              --                --              --              --             (2.71)%+

See notes to financial statements


Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED             PERIOD ENDED
                                                                       AUGUST 31,               AUGUST 31,
                                                                             1998                    1997*
----------------------------------------------------------------------------------------------------------
                                                                          CLASS I
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $ 9.44                   $ 8.50
                                                                           ------                   ------
Income from investment operations# -
  Net investment loss                                                      $(0.08)                  $(0.05)
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                            (1.32)                    0.99
                                                                           ------                   ------
      Total from investment operations                                     $(1.40)                  $ 0.94
                                                                           ------                   ------
Less distributions declared to shareholders from net realized gain
  on investments and foreign currency transactions                         $(0.31)                  $  --
                                                                           ------                   ------
Net asset value - end of period                                            $ 7.73                   $ 9.44
                                                                           ======                   ======
Total return                                                             (15.23)%                   11.06%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.18%                    1.03%+
  Net investment loss                                                     (0.82)%                  (0.74)%+
Portfolio turnover                                                           168%                     170%
Net assets at end of period (000 omitted)                                    $925                   $1,384

 * For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Mid Cap Growth Fund (the Fund) is a diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1998, $1,994,749 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated net investment loss due to differences between book and tax accounting for the offset of short-term capital gains against accumulated net investment loss. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,476 for the year ended August 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $44,488 for the year ended August 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,896 for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $11,003 and $225 for Class B and Class C shares, respectively, for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1998, were $3,036, $109,015, and $3,111 for Class A, Class B, and
Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $210,013,250 and $211,551,322, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $ 124,106,969
                                                                 -------------
Gross unrealized depreciation                                    $ (33,244,593)
Gross unrealized appreciation                                        8,411,899
                                                                 -------------
  Net unrealized depreciation                                    $ (24,832,694)
                                                                 =============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                           YEAR ENDED AUGUST 31, 1998          YEAR ENDED AUGUST 31, 1997
                                       ------------------------------      ------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              3,064,610      $  31,014,067        3,045,715       $ 27,193,349
Shares issued to shareholders in
  reinvestment of distributions            136,735          1,206,006          589,985          4,958,075
Shares transferred to Class I             --                --                (265,865)        (2,259,849)
Shares reacquired                       (2,908,810)       (29,471,262)      (2,816,583)       (25,053,752)
                                        ----------      -------------       ----------       ------------
    Net increase                           292,535      $   2,748,811          553,252       $  4,837,823
                                        ==========      =============       ==========       ============

Class B Shares
                                           YEAR ENDED AUGUST 31, 1998          YEAR ENDED AUGUST 31, 1997
                                       ------------------------------      ------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              3,317,869      $  33,017,562        4,632,366       $ 40,232,895
Shares issued to shareholders in
  reinvestment of distributions            160,209          1,398,805        1,017,100          8,502,410
Shares reacquired                       (4,071,465)       (39,885,321)      (5,182,228)       (44,830,300)
                                        ----------      -------------       ----------       ------------
    Net increase (decrease)               (593,387)     $  (5,468,954)         467,238       $  3,905,005
                                        ==========      =============       ==========       ============

Class C Shares
                                           YEAR ENDED AUGUST 31, 1998          YEAR ENDED AUGUST 31, 1997
                                       ------------------------------      ------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                529,840      $   5,257,980          555,743       $  4,850,217
Shares issued to shareholders in
  reinvestment of distributions             13,332            115,323           81,725            674,616
Shares reacquired                         (428,913)        (4,191,955)        (782,083)        (6,947,620)
                                        ----------      -------------       ----------       ------------
    Net increase (decrease)                114,259      $   1,181,348         (144,615)      $ (1,422,787)
                                        ==========      =============       ==========       ============

Class I Shares
                                           YEAR ENDED AUGUST 31, 1998        PERIOD ENDED AUGUST 31, 1997*
                                       ------------------------------      ------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                 18,237      $     183,027           12,016       $     95,935
Shares issued to shareholders in
  reinvestment of distributions              4,318             38,087         --                --
Shares transferred from Class A           --                --                 265,865          2,259,849
Shares reacquired                          (49,523)          (490,737)        (131,205)        (1,088,809)
                                        ----------      -------------       ----------       ------------
    Net increase (decrease)                (26,968)     $    (269,623)         146,676       $  1,266,975
                                        ==========      =============       ==========       ============

*For the period form the inception of Class I, January 2, 1997, through August 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1998, was $817.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and Shareholders of MFS Mid Cap Growth
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Fund as of August 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended August 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Mid Cap Growth Fund at August 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 9, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   FOR THE YEAR ENDED AUGUST 31, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 49.27%.

MFS(R) Mid Cap Growth Fund


Trustees                                               Custodian
Richard B. Bailey* - Private Investor;                 State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                              Auditors
                                                       Deloitte & Touche LLP
Peter G. Harwood - Private Investor
                                                       Investor Information
J. Atwood Ives - Chairman and Chief Executive          For MFS stock and bond market outlooks,
Officer, Eastern Enterprises (diversified services     call toll free: 1-800-637-4458 anytime from
company)                                               a touch-tone telephone.

Lawrence T. Perera - Partner, Hemenway                 For information on MFS mutual funds, call your
& Barnes (attorneys)                                   financial adviser or, for an information kit, call
                                                       toll free: 1-800-637-2929 any business day from 9
William J. Poorvu - Adjunct Professor, Harvard         a.m. to 5 p.m. Eastern time (or leave a message
University Graduate School of Business                 anytime).
Administration
                                                       Investor Service
Charles W.Schmidt - Private Investor                   MFS Service Center, Inc.
                                                       P.O. Box 2281
Arnold D. Scott* - Senior Executive                    Boston, MA 02107-9906
Vice President, Director, and Secretary,
MFS Investment Management                              For general information, call toll free:
                                                       1-800-225-2606 any business day from
Jeffrey L. Shames* - Chairman, Chief                   8 a.m. to 8 p.m. Eastern time.
Executive Officer, and Director,
MFS Investment Management                              For service to speech- or hearing-impaired, call
                                                       toll free: 1-800-637-6576 any business day from 9
Elaine R. Smith - Independent Consultant               a.m. to 5 p.m. Eastern time. (To use this service,
                                                       your phone must be equipped with a
David B. Stone - Chairman and Director,                Telecommunications Device for the Deaf.)
North American Management Corp.
(investment advisers)                                  For share prices, account balances, and exchanges,
                                                       call toll free: 1-800-MFS-TALK (1-800-637-8255)
Investment Adviser                                     anytime from a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                                    World Wide Web
Boston, MA 02116-3741                                  www.mfs.com

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
Mark Regan*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) MID CAP GROWTH FUND                                          Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
                                                                      MFS
[Logo]  MFS(R)                                                  ----------------
INVESTMENT MANAGEMENT
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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                MMC-2 10/98 33M   83/283/383/883